UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2018

Green Brick Partners, Inc.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33530 (Commission File Number)	20-5952523 (I.R.S. Employer Identification Number)

2805 Dallas Parkway, Suite 400 Plano, Texas (Address of principal executive offices)	75093 (Zip code)

Registrant’s telephone number, including area code:  (469) 573-6755

(Former name or former address, if changed since last report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

On June 21, 2018, Green Brick Partners, Inc. (NASDAQ: GRBK) (the “Company”) and certain stockholders affiliated with Third Point LLC (the “Selling Stockholders”) entered into an Underwriting Agreement with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriting Agreement”). The Underwriting Agreement relates to the public offering (the “Offering”) of 7,140,233 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), by certain of the Selling Stockholders at a public offering price of $9.50 per share. The Offering closed on June 26, 2018. The Selling Stockholders have granted the underwriters a 30-day option to purchase up to 1,071,034 additional shares of Common Stock.

The Offering was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-223610), which was declared effective by the U.S. Securities and Exchange Commission on March 20, 2018,  including the related Prospectus contained therein and the Final Prospectus Supplement dated June 21, 2018. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is expressly incorporated by reference herein and into the Registration Statement. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to the actual terms of Exhibit 1.1 attached hereto.

The Company issued a press release announcing the pricing of the Offering on June 22, 2018. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
1.1
Underwriting Agreement, dated June 21, 2018 by and among Green Brick Partners, Inc., the stockholders named therein and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named on Schedule A thereto.

99.1	Press release issued by the Company on June 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date: June 26, 2018